KINETICS MUTUAL FUNDS, INC. - THE FUND
The Kinetics Spin-off and Corporate Restructuring Fund
Schedule of Investments - March 31, 2020 (Unaudited)

COMMON STOCKS - 99.16%	Shares	Value
Accommodation - 1.05%
Civeo Corporation*	298,000	$122,746

Beverage and Tobacco Product Manufacturing - 0.50%
Crimson Wine Group Limited*	10,000	58,450

Broadcasting (except Internet) - 3.76%
Cable One, Inc.	100	164,401
The E.W. Scripps Company - Class A	20,000	150,800
TEGNA, Inc.	11,600	125,976
		441,177
Chemical Manufacturing - 0.30%
Prestige Consumer Healthcare, Inc.*	797	29,234
Rayonier Advanced Materials, Inc.	5,800	6,148
		35,382
Data Processing, Hosting, and Related Services - 9.07%
PayPal Holdings, Inc.*[c]	11,100	1,062,714

Educational Services - 3.20%
Graham Holdings Company - Class B	1,100	375,287

Fabricated Metal Product Manufacturing - 1.18%
Masco Corporation	4,000	138,280

Funds, Trusts, and Other Financial Vehicles - 1.67%
Capital Southwest Corporation	17,200	196,424

Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) - 0.03%
PrairieSky Royalty Limited	700	3,696

Machinery Manufacturing - 1.84%
The Manitowoc Company, Inc.*	7,200	61,200
Welbilt, Inc.*	30,000	153,900
		215,100
Management of Companies and Enterprises - 8.99%
Associated Capital Group, Inc. - Class Ac	33,600	1,028,160
Dundee Corporation - Class A	44,400	22,200
Galaxy Digital Holdings Ltd.*	5,000	3,233
		1,053,593
Medical Equipment and Supplies Manufacturing - 1.38%
Avanos Medical, Inc.*	6,000	161,580

Miscellaneous Manufacturing - 8.30%
CSW Industrials, Inc.[c]	15,000	972,750

Oil and Gas Extraction - 34.79%
Texas Pacific Land Trust[c]	10,730	4,077,508

Other Financial Investment Activities - 0.78%
GAMCO Investors, Inc. - Class A	8,300	91,217

Other Telecommunications - 2.74%
Liberty Broadband Corporation - Series A*	3,000	321,000

Publishing Industries (except Internet) - 0.21%
Gannett Co, Inc.*	16,578	24,535

Real Estate - 15.72%
Dream Unlimited Corp. - Class Acf	203,200	1,363,041
The Howard Hughes Corporation*	9,500	479,940
		1,842,981
Scientific Research and Development Services - 0.11%
Rafael Holdings, Inc. - Class B*	1,000	12,810

Spectator Sports - 1.32%
Liberty Media Corp.-Liberty Braves - Class C*	1,590	30,305
Liberty Media Corp.-Liberty Formula One - Class A*	4,800	123,936
		154,241
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 0.24%
Vista Outdoor, Inc.*	3,200	28,160

Transportation Equipment Manufacturing - 0.15%
Westinghouse Air Brake Technologies Corp.	375	18,049

Water Transportation - 1.83%
A.P. Moeller-Maersk A/S - Class B - ADR	48,000	214,560

TOTAL COMMON STOCKS
(cost $11,076,651)		11,622,240

TOTAL INVESTMENTS - 99.16%
(cost $11,076,651)		$11,622,240
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Percentages are stated as a percent of net assets.

*	- Non-income producing security.
[c]	- Significant Investment - Greater than 5% of net assets.
[f]	- Level 2 Investment.
ADR	- American Depository Receipt.

Security Valuation

Master Portfolios and Spin-off Fund equity securities that are listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. All equity securities, including exchange-traded funds, that are traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) are valued using the NASDAQ Official Closing Price (“NOCP”). In the event market quotations are not readily available or if events occur that may materially affect the value of a particular security between the time trading ends on a particular security and the close of regular trading on the New York Stock Exchange (“NYSE”), “fair value” will be determined. Unlisted equity securities and listed equity securities not traded on the valuation date for which market quotations are readily available are valued at the last bid price. Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and are freely transferrable will be valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite option price is not available, then a quote provided by one of the authorized pricing vendors will be used. If neither a composite price nor a quote from an authorized pricing provider is available, and it is the day of expiration or post-expiration, expiring options will be priced at intrinsic value. Non-exchange-traded options for which over-the-counter quotations are not readily available are valued at the mean between the last bid and asked quotations. Debt obligations (including convertible securities) that are either investment grade or below investment grade and irrespective of days to maturity are valued at evaluated mean by one of the authorized third party pricing agents which rely on various valuation methodologies such as matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. Certain instruments, such as repurchase agreements and demand notes, do not have values from third parties and are valued at amortized cost. Investments in registered open-end investment companies (including money market funds), other than exchange-traded funds, are valued at their reported net asset value (“NAV”).

Other assets and securities for which no quotations are readily available (including restricted securities) will be valued in good faith at fair value using methods determined by the Board of Trustees of the Master Portfolios and Spin-off Fund. In determining the fair value of a security, the Board of Trustees shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Adviser; (vii) the liquidity or illiquidity of the market for the security; and (viii) the value of a foreign security traded on other foreign markets.

The other Master Portfolios and Spin-off Fund did not hold any fair valued securities at March 31, 2020.

Summary of Fair Value Exposure

Various inputs are used in determining the value of the Master Portfolio’s and Spin-off Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that a Master Portfolio or the Spin-off Fund has the ability to access.
Level 2 -	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Master Portfolio or the Spin-off Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Kinetics Spin-off and Corporate Restructuring Fund

The following is a summary of the inputs used to value The Kinetics Spin-off and Corporate Restructuring Fund’s net assets as of March 31, 2020:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$10,259,199	$1,363,041	$-	$11,622,240
Total Investments in Securities	$10,259,199	$1,363,041	$-	$11,622,240

As of March 31, 2020, there were no investments in Level 3 securities.

During the three-month period ended March 31, 2020, there were no transfers into or out of Level 3.
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^	See Schedule of Investments for breakout of investments by industry classification.